BRIGHTHOUSE LIFE INSURANCE COMPANY

BRIGHTHOUSE SEPARATE ACCOUNT A

Supplement Dated December 1, 2025 for the variable annuity contracts listed below

This supplement describes a change to the variable annuity contracts listed below issued by Brighthouse Life Insurance Company (“we” or “us”).

This supplement should be read in its entirety and kept for future reference. If you would like another copy of your prospectus, write to us at: Brighthouse Life Insurance Company, P.O. Box 4301, Clinton, IA 52733-4301, call us at (888) 243-1932, or access the Securities and Exchange Commission’s website at http://sec.gov for a copy of your prospectus. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

This supplement describes changes that will occur with respect to the Macquarie VIP Asset Strategy Series offered as an Investment Portfolio under the variable annuity contracts listed below issued by Brighthouse Life Insurance Company. You should read this supplement and retain it for future reference.

Effective on about December 1, 2025, the following changes have been made to “Appendix A: (Funds Available Under the Contract)” of your disclosure notice. The chart below identifies the former name and new name of the trust and Investment Portfolio.

Former Name	New Name
Delaware VIP® Trust Macquarie VIP Asset Strategy Series	Nomura Investment Management Business Trust Nomura VIP Asset Strategy Series

Accordingly, effective on or about December 1, 2025, all further references to Macquarie VIP Asset Strategy Series as the portfolio company contained in the disclosure notice will change to Nomura VIP Asset Strategy Series.

Effective on or about December 1, 2025, the following changes have been made to “Appendix A: (Funds Available Under the Contract)” of your disclosure notice, in order to reflect a sub-adviser removal: Macquarie Investment Management Austria Kapitalanlage AG and Macquarie Investment Management Europe Limited have been removed as sub-advisers for Nomura VIP Asset Strategy Series in the column titled “Portfolio Company and Adviser/Sub-Adviser”.

Supplement for the following variable annuity contracts:

Brighthouse Separate Account A

Investment Portfolio Architect – Standard Version

Investment Portfolio Architect – C -Share

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE